EXHIBIT 1.01

Mattel, Inc.

Conflict Minerals Report

For the Year Ended December 31, 2016

This Conflict Minerals Report (the “Report”) for the year ended December 31, 2016 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Rule”). As used in this Report, “3TGs” or “Conflict Minerals” means tin, tantalum, tungsten, and gold, and “Covered Countries” means the Democratic Republic of the Congo and adjoining countries.

Throughout this Report, “Mattel” or the “Company” refers to Mattel, Inc. and/or one or more of its family of companies, as applicable.

I. Introduction

Products Covered by This Report

Pursuant to the Rule, Mattel undertook due diligence measures on the source and chain of custody of the necessary Conflict Minerals in the products it manufactured or contracted to be manufactured for the period covered by this Report that the Company had reason to believe may have originated in the Covered Countries and may not have come from recycled or scrap sources. For the period covered by this Report, these are products in the following major brand categories:

Mattel Girls & Boys Brands —including Barbie® fashion dolls and accessories, Monster High®, Ever After High®, Polly Pocket®, DC Super Hero Girls™, Hot Wheels® and Matchbox® vehicles and play sets, CARS®, DC Comics®, WWE® Wrestling, Minecraft®, Max Steel®, BOOMco®, Toy Story®, and games and puzzles.

Fisher-Price Brands —including Fisher-Price®, Little People®, BabyGear™, Laugh & Learn®, Imaginext®, Thomas & Friends®, Dora the Explorer®, Mickey Mouse® Clubhouse, Disney Jake and the Never Land Pirates®, and Power Wheels®.

American Girl Brands —including Truly Me®, Girl of the Year®, BeForever®, Bitty Baby®, and Wellie Wishers™.

MEGA Brands —including MEGA Bloks® and Rose Art®.

Reasonable Country of Origin Inquiry

Mattel conducted in good faith a reasonable country of origin inquiry (the “RCOI”) regarding the necessary Conflict Minerals used in the Company’s products. The RCOI was reasonably designed to determine whether any of the necessary Conflict Minerals used in the Company’s products originated in the Covered Countries and whether any of these Conflict Minerals may be from recycled or scrap sources. Based on the RCOI, Mattel was unable to determine that such Conflict Minerals did not originate from the Covered Countries or are not from recycled or scrap sources and, as a result, the Company conducted additional due diligence on the source and chain of custody of such Conflict Minerals.

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II.    Due Diligence

The design of Mattel’s Conflict Minerals program is intended to conform, in all material respects, to the Organisation for Economic Co-operation and Development’s (the “OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and related Supplements on Tin, Tantalum and Tungsten and on Gold (the “OECD Guidance”). In accordance with the OECD Guidance, Mattel took the following measures as part of its due diligence process:

Step One: Establish Strong Company Management Systems

Mattel has adopted a public Conflict Minerals Position Statement, which sets forth, among other things, its policy of supporting conflict-free sourcing of 3TGs, its approach to supplier engagement, and its policies for addressing identified supply chain risks. The complete Conflict Minerals Position Statement is publicly available at http://corporate.mattel.com/about-us/MattelsCommittmentToResponsibleSourcing-2013.pdf. The Company makes available to its employees a confidential hotline that allows employees to report violations of Mattel’s policies or illegal or unethical behavior, including violations pertaining to the Conflict Minerals Position Statement.

A cross-functional team of representatives from various departments of the Company, including Global Procurement, Global Quality and Regulatory Compliance, Information Technology, Finance, and Legal, supports the Company’s commitment to ethical sourcing of 3TGs and compliance with Mattel’s Conflict Minerals Position Statement and applicable laws.

Mattel also engaged an independent third-party consultant (“the Consultant”), to assist with the Company’s 2016 RCOI and the implementation of a supply chain due diligence plan using tools developed by the Consultant as well as the Conflict Free Sourcing Initiative’s (“CFSI”) Conflict Minerals Reporting Template (the “Template”). The Consultant also provided training for members of Mattel’s Conflict Minerals cross-functional team.

Mattel is a downstream consumer of 3TGs and does not purchase raw minerals directly from any mines, smelters, or refiners or any of the Covered Countries. In furtherance of Mattel’s long-standing commitment to ethical sourcing and compliance with national and international laws, Mattel has actively engaged its suppliers and asked for their cooperation in conducting the necessary due diligence related to Conflict Minerals. Mattel’s position on Conflict Minerals has been communicated throughout its supply chain.

Step Two: Identify and Assess Risks in the Supply Chain

With the assistance of the Consultant, Mattel identified and assessed risks in its supply chain by identifying “at-risk” suppliers that may provide Mattel with necessary Conflict Minerals, surveying such “at-risk” suppliers using the Template, and reviewing the responses provided by such suppliers.

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Mattel identified suppliers that provide the Company with components that contain 3TGs and/or electronic parts as “at-risk” suppliers. The resulting list contained 136 such “at-risk” suppliers. The Company then surveyed the 136 “at-risk” suppliers using the Template to collect information regarding the presence and sourcing of 3TGs used in the products supplied to the Company. Following the initial request to complete the Template, up to five reminder emails were sent to each non-responsive supplier requesting completion and return of the Template. The information provided by the suppliers in response to the Template was collected and stored using an online platform provided by the Consultant. In addition, suppliers who had conducted their own RCOI through the use of the Template were asked to provide their completed reports to Mattel.

The Consultant assessed the information received from the suppliers. This assessment included a review of the information provided by suppliers for completion, consistency, plausibility, and conformity to the expectations established in Mattel’s Conflict Minerals Position Statement. The Consultant also compared the lists of smelters and refiners provided by suppliers against the list of known 3TG processing facilities worldwide published by the Department of Commerce, as well as the lists of compliant smelters and refiners published by CFSI’s Conflict Free Smelter Program, the London Bullion Market Association Good Delivery program, and the Responsible Jewellery Council Chain-of-Custody Certification program.

If a smelter or refiner was not certified through the use of these lists, the Consultant attempted to contact the smelter or refiner up to three times to gain more information concerning its sourcing practices and whether it utilized internal due diligence procedures or other processes to track the chain-of-custody from the source of its mineral ores. The Consultant also conducted internet research to locate outside sources of information regarding the smelter or refiner’s sourcing practices.

Step Three: Design and Implement a Strategy to Respond to Identified Risks

If Mattel becomes aware of a supplier whose supply chain includes 3TGs that are not conflict-free, the Company will take appropriate actions to remedy the situation in a timely manner. These actions could include reassessment of the supplier relationship, including but not limited to, discontinuance of purchasing any products from such supplier and/or terminating supplier agreements with such supplier. Mattel advises suppliers to take similar measures with their own sub-suppliers to ensure alignment and traceability throughout the supply chain and back to the smelter.

Step Four: Support the Development and Implementation of Independent Third-Party Audits

As discussed above, Mattel does not have direct relationships with smelters or refiners, and it does not perform direct audits of these entities’ supply chains for Conflict Minerals. Mattel supports multi-stakeholder efforts and industry-wide collaboration focused on procuring conflict-free minerals, including the development and implementation of independent third-party audits of smelters’ and refiners’ sourcing by such stakeholders.

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Step Five: Report on Supply Chain Due Diligence

As indicated in the Form SD, this Report is publicly available at

http://corporate.mattel.com/about-us/2016MattelConflictMineralsReport.pdf. Mattel’s Conflict Minerals Position Statement is also publicly available at http://corporate.mattel.com/about-us/MattelsCommittmentToResponsibleSourcing-2013.pdf.

III.    Due Diligence Results

For the period covered by this Report, based on the due diligence measures described in this Report, Mattel does not have conclusive information regarding conflict status, the country of origin of, or facilities used to process, the necessary Conflict Minerals in the Company’s products. Mattel’s efforts to determine the mine or location of origin of the necessary Conflict Minerals in the products covered by this Report with the greatest possible specificity consisted of the due diligence measures described in this Report. Attachment A to this Report includes lists of the facilities that the surveyed suppliers reported as being in their supply chains, along with the corresponding metal processed at a particular facility, the processed metal’s country of origin and the particular facility’s conflict-free certification status.

IV.    Future Steps to Mitigate Risk

Mattel will continue its efforts to improve its due diligence to further mitigate the risk that the necessary Conflict Minerals in its products could benefit armed groups in the Covered Countries by:

•	Further engaging with suppliers that provided incomplete or uncertain information or did not respond to the supplier survey;

•	Encouraging suppliers to use certified conflict-free sources of Conflict Minerals, or engaging with suppliers believed to be supplying Conflict Minerals from sources that may support conflict in a Covered Country to establish an alternative source of Conflict Minerals;

•	Continuing supplier consolidation efforts with the aim to reduce the number of our current suppliers in order to make our supply chain more transparent and easier to conduct due diligence on;

•	Providing training and clear communications to suppliers to help clearly identify chain of custody and explanation of the Template to insure supplier’s ability to complete their input accurately; and

•	Periodically reviewing, and updating as necessary, Mattel’s Conflict Minerals Position Statement.

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ATTACHMENT A

For each of the lists below, smelters and refiners marked “*” have been certified as conflict-free.

The following is a list of the smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of Covered Country sourcing:

Metal	Smelter/Refiner	Mine Countries of Origin

Gold	Asaka Riken Co., Ltd.*	Burundi, Rwanda

Gold	Jiangxi Copper Company Limited*	Rwanda

Gold	Mitsubishi Materials Corporation*	Congo (Brazzaville)

Gold	Nihon Material Co., Ltd.*	DRC- Congo (Kinshasa), Rwanda

Gold	Rand Refinery (Pty) Ltd*	DRC- Congo (Kinshasa), Tanzania

Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	DRC- Congo (Kinshasa)

Tantalum	Conghua Tantalum and Niobium Smeltry*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	F&X Electro-Materials Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Ulba Metallurgical Plant JSC*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.*	Burundi, DRC- Congo (Kinshasa), Rwanda

Tin	China Tin Group Co Ltd*	DRC- Congo (Kinshasa)

Tin	CV United Smelting*	Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda

Tin	EM Vinto*	Congo (Brazzaville), DRC- Congo (Kinshasa)

Tin	Magnu’s Minerais Metais e Ligas Ltda.*	DRC- Congo (Kinshasa)

Tin	Malaysia Smelting Corporation (MSC)*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), South Sudan, Tanzania, Uganda, Zambia

Tin	Minsur*	DRC- Congo (Kinshasa), Rwanda

Tin	Operaciones Metalurgical S.A.*	DRC- Congo (Kinshasa)

Tin	PT Bangka Tin Industry*	DRC- Congo (Kinshasa)

Tin	PT Bukit Timah*	DRC- Congo (Kinshasa)

Metal	Smelter/Refiner	Mine Countries of Origin

Tin	PT Eunindo Usaha Mandiri*	DRC- Congo (Kinshasa), Rwanda

Tin	PT Stanindo Inti Perkasa*	DRC- Congo (Kinshasa)

Tin	PT Sumber Jaya Indah*	Rwanda

Tin	PT Timah (Persero) Tbk Mentok*	DRC- Congo (Kinshasa)

	PT Tinindo Inter Nusa*	DRC- Congo (Kinshasa), Rwanda

Tin	Thaisarco*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tin	VQB Mineral and Trading Group JSC*	DRC- Congo (Kinshasa)

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	DRC- Congo (Kinshasa)

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	Rwanda

Tungsten	H.C. Starck GmbH*	Rwanda

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	Rwanda, Burundi

Tungsten	Xiamen Tungsten Co., Ltd.*	DRC- Congo (Kinshasa), Rwanda

The following is a list of smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of sourcing from OECD Level 2 countries (i.e., those low to medium risk countries with known or plausible involvement in the smuggling, export, or transit of minerals out of conflict affected regions):

Metal	Smelter/Refiner	Mine Countries of Origin

Gold	Argor-Heraeus SA*	South Africa

Gold	Asaka Riken Co., Ltd.*	Mozambique

Gold	Gold Refinery of Zijin Mining Group Co., Ltd*	Mozambique

Gold	Heraeus Ltd. Hong Kong*	Mozambique, South Africa

Gold	Heraeus Precious Metals GmbH & Co. KG*	United Arab Emirates

Gold	LS-NIKKO Copper Inc.*	South Africa

Gold	Mitsubishi Materials Corporation*	Mozambique

Gold	Nihon Material Co. LTD*	Mozambique

Gold	PAMP SA*	South Africa

	Rand Refinery (Pty) Ltd.*	Mozambique, South Africa

Gold	Tanaka Kikinzoku Kogyo K.K.*	South Africa

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corp*	Mozambique

Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	Mozambique

Tantalum	Conghua Tantalum and Niobium Smeltry*	Kenya, South Africa

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Mozambique

Tantalum	Ulba Metallurgical Plant JSC*	Mozambique

Tin	Malaysia Smelting Corporation (MSC)*	Kenya, Mozambique, South Africa

Tin	PT DS Jaya Abadi*	Mozambique

Tin	PT Stanindo Inti Perkasa*	Mozambique

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	Mozambique

Tungsten	H.C. Starck Tungsten GmbH*	Mozambique

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.*	Mozambique

The following is a list of smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of sourcing from OECD Level 1 countries (i.e., those little to no risk countries with known active metal production but that are not identified as conflict regions or plausible areas of smuggling, export or transit of minerals out of conflict affected regions):

Metal	Smelter/Refiner	Mine Countries of Origin

Gold	Aida Chemical Industries Co. Ltd.*	Bolivia, Japan, Canada, Peru, Portugal, Spain

Gold	Allgemeine Gold-und Silberscheideanstalt A.G.*	Germany, Japan, Brazil, Laos, China, Nigeria, Philippines, Sierra Leone, Thailand

Gold	Argor-Heraeus SA*	Argentina, Chile, China, Germany, Hong Kong, Indonesia, Philippines, Singapore, Switzerland

Gold	Asahi Pretec Corporation*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, German, Guinea, Guyana, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Papua New Guinea, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Taiwan, Thailand, United Kingdom, United States, Uzbekistan, Vietnam, Zimbabwe

Gold	Asahi Refining Canada Limited*	Australia, Canada, Japan

Gold	Asahi Refining USA Inc*	Uzbekistan, Chile, Canada, China, Indonesia, Hong Kong, Australia, Malaysia, United States, Bermuda, Peru

Gold	Asaka Riken Co., Ltd. *	Armenia, Japan, Mexico, Niger, Nigeria

Gold	Gold Refinery of Zijin Mining Group Co., Ltd*	Australia, Bolivia, Brazil, Canada, China, Indonesia, Japan, Kyrgyzstan, Malaysia, Mongolia, Papua New Guinea, Peru, Poland, Russian Federation, Tajikistan

Gold	Great Wall Precious Metals Co., Ltd. of CBPM*	China, Russian Federation

Gold	Guangdong Jinding Gold Limited*	Australia, Brazil, China, Peru, Taiwan

Gold	Heraeus Metals Hong Kong Ltd*	Australia, Canada China, France, Germany, Hong Kong, Japan, Laos, Malaysia, Peru, Philippines, Singapore, Switzerland, Taiwan, Thailand, Vietnam

Metal	Smelter/Refiner	Mine Countries of Origin

Gold	Heraeus Precious Metals GmbH & Co. KG*	Australia, Bolivia, Chile, China, Germany, Hong Kong, Jersey, Malaysia, Peru, Switzerland, United States

Gold	Ishifuku Metal Industry Co., Ltd.*	Australia, Canada, China, Japan, United States

Gold	Jiangxi Copper Company Limited*	Chile, China, Japan, United States

Gold	JX Nippon Mining & Metals Co., Ltd.*	Chile, Saudi Arabia, Taiwan, United Kingdom

Gold	LS-NIKKO Copper Inc.	Australia, Brazil, Chile, China, Hong Kong, India, Indonesia, Japan Kazakhstan, Mexico, Peru, Republic of Korea, Singapore, South Africa, United States

Gold	Matsuda Sangyo Co., Ltd.*	Australia, Canada, China, Hong Kong, Indonesia, Japan, United Kingdom, United States

Gold	Metalor Technologies (Hong Kong) Ltd*	Australia, China, Hong Kong, Japan, Peru, Switzerland, United States

Gold	Metalor Technologies SA*	Canada, China, Hong Kong, Sweden, Switzerland, United Kingdom, United States

Gold	Mitsubishi Materials Corporation*	Argentina, Australia, Canada, Chile, Indonesia, Papua New Guinea, Peru

Gold	Mitsui Mining and Smelting Co., Ltd.*	Australia, Canada, China, Japan,

Gold	Nihon Material Co. LTD*	Australia, Bolivia, Brazil, Canada, Chile, China, Indonesia, Japan, Malaysia, Niger, Nigeria, Peru, Portugal, Spain, Switzerland, Thailand

Gold	PAMP S.A.*	Australia, Canada, China, Hong Kong, Indonesia, Japan, Mexico, Switzerland, United Kingdom, United States

Gold	Penglai Penggang Gold Industry Co Ltd*	China

Gold	Rand Refinery (Pty) Ltd.*	Australia, Austria, Canada, China, Germany, Ghana, Guinea, Hong Kong, Jersey, Malaysia, Mali, Namibia, Philippines, Switzerland

Gold	Shandong Zhaojin Gold & Silver Refinery Co.*	China, Japan, United States

Gold	Sumitomo Metal Mining Co., Ltd.*	Chile, Indonesia, Japan, Peru, United States

Gold	Tanaka Kikinzoku Kogyo K.K.*	Australia, Belgium, Bolivia, Canada, Chile, China, Hong Kong, Indonesia, Japan, Malaysia, Mexico, Singapore, Switzerland, United Kingdom, United States, Uzbekistan

Gold	The Refinery of Shandong Gold Mining Co. Ltd*	China, Peru

Gold	Tokuriki Honten Co., Ltd*	Australia, Canada, Chile, China, Hong Kong, Japan, Peru, United States

Gold	Umicore SA Business Unit Precious Metals Refining*	Bolivia, Canada, China, Japan

Metal	Smelter/Refiner	Mine Countries of Origin

Gold	Valcambi SA*	Australia, Hong Kong, Japan, Switzerland, Taiwan

Gold	Western Australian Mint trading as The Perth Mint*	Australia, Bolivia, Chile, China, Guinea, Hong Kong, Papua New Guinea, Peru, South Korea

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	Australia, Canada, China, Ethiopia, Germany, Laos, Mongolia, Philippines, Switzerland, Thailand

Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	Australia, Brazil, Canada, China, Russian Federation, Thailand

Tantalum	Conghua Tantalum and Niobium Smeltry*

Australia, Belgium, Bolivia, Brazil, Canada, Ethiopia, France

Guyana, India, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Mongolia, Namibia, Netherlands, Niger. Nigeria, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Spain, Switzerland, Taiwan, Thailand, United Kingdom, United States, Zimbabwe

Tantalum	F&X Electro-Materials Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname,

Metal	Smelter/Refiner	Mine Countries of Origin
Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Ulba Metallurgical Plant JSC*	Argentina, Australia, Austria, Belarus, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.*	Brazil, China, Japan, Kazakhstan, Malaysia, Niger, Nigeria, Russian Federation

Tin	Alpha*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Jersey, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Sweden, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	China Tin Group Co, Ltd.*	China, Indonesia, Mexico, Russian Federation, Switzerland, United States

Tin	Cooperativa Metalurgica de Rondônia Ltda.*	Australia, Brazil, Peru

Tin	CV Gita Pesona*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar,

Metal	Smelter/Refiner	Mine Countries of Origin
Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	CV Serumpun Sebalai*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Uzbekistan, Vietnam, Zimbabwe

Tin	CV United Smelting*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Elmet S.L.U.*	Spain

Tin	EM Vinto*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, ,Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru,

Metal	Smelter/Refiner	Mine Countries of Origin
Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Fenix Metals*	Australia, Brazil, Bolivia, China, Indonesia, Poland

Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd. *	China

Tin	Huichang Jinshunda Tin Co. Ltd	China

Tin	Magnu’s Minerais Metais e Ligas Ltda.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Mineração Taboca S.A.*	Brazil, Thailand

Tin	Malaysia Smelting Corporation (MSC)*	Argentina, Australia, Austria, Belgium, Cambodia, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan,Laos, Luxembourg, Madagascar, Malaysia,

Metal	Smelter/Refiner	Mine Countries of Origin
Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Melt Metais e Ligas S.A.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Metallo-Chimique N.V.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Mineração Taboca S.A.*	Brazil, Thailand

Tin	Minsur*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia,

Metal	Smelter/Refiner	Mine Countries of Origin
Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Mitsubishi Materials Corporation*	Canada, Indonesia, Japan, Papua New Guinea

Tin	O.M. Manufacturing (Thailand) Co., Ltd.*	Bolivia, Brazil, Canada, China, Japan, Malaysia, Netherlands, Peru, Philippines, Thailand

Tin	O.M. Manufacturing Philippines, Inc.*	Philippines

Tin	Operaciones Metalurgical S.A.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Aries Kencana Sejahtera*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Artha Cipta Langgeng*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Myanmar, Mexico, Namibia, Netherlands, Nigeria, Peru, Portugal,

Metal	Smelter/Refiner	Mine Countries of Origin
Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Uzbekistan, Vietnam, Zimbabwe

Tin	PT ATD Makmur Mandiri Jaya*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Bangka Tin Industry*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Uzbekistan, Vietnam, Zimbabwe

Tin	PT Babel Inti Perkasa*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Philippines, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Metal	Smelter/Refiner	Mine Countries of Origin

Tin	PT Belitung Industri Sejahtera*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Bukit Timah*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Poland, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT DS Jaya Abadi*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Philippines, Poland, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Metal	Smelter/Refiner	Mine Countries of Origin

Tin	PT Eunindo Usaha Mandiri*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Philippines, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Inti Stania Prima*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Philippines, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Mitra Stania Prima*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, , Kyrgyzstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Panca Mega Persada*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt,

Metal	Smelter/Refiner	Mine Countries of Origin
Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Prima Timah Utama*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, , Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Refined Banka Tin*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Philippines, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Sariwiguna Binasentosa*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia,

Metal	Smelter/Refiner	Mine Countries of Origin
Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Stanindo Inti Perkasa*	Argentina, Armenia, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Sumber Jaya Indah*	Bolivia, Brazil, China, Ethiopia, India, Indonesia, Malaysia, Niger, Nigeria, Thailand

Tin	PT Timah (Persero) Tbk Kundur*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Timah (Persero) Tbk Mentok*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal,

Metal	Smelter/Refiner	Mine Countries of Origin
Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Tinindo Inter Nusa*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Ruida Hung*	Brazil , China, Japan, Taiwan

Tin	Soft Metais, Ltda.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	Thaisarco*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Morocco, Myanmar, Namibia, Netherlands, Nigeria, Peru, Poland, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Metal	Smelter/Refiner	Mine Countries of Origin

Tin	VQB Mineral and Trading Group JSC*	China, Indonesia, Japan, Malaysia, Peru, Vietnam

Tin	White Solder Metalurgia e Mineração Ltda.*	Brazil, China, Germany, Peru, Thailand

Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.*	China, Singapore

Tin	Yunnan Tin Group (Holding) Company Limited*	Australia, Belgium, Bolivia, Brazil, Canada, China, Ethiopia, Germany, Hong Kong, Indonesia, Malaysia, Myanmar, Peru, United States

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan,

Metal	Smelter/Refiner	Mine Countries of Origin
Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Global Tungsten & Powders Corp.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	H.C. Starck Tungsten GmbH*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Hunan Chenzhou Mining Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru,

Metal	Smelter/Refiner	Mine Countries of Origin
Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, , Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Japan New Metals Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, , Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Wolfram Bergbau und Hütten AG*	Australia, Austria, China

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	Australia, Brazil, Canada, China, Malaysia, Mexico, Niger,Nigeria, Russian Federation, Spain, Thailand

Tungsten	Xiamen Tungsten Co., Ltd.	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Columbia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Laos, Luxembourg, Madagascar,

Metal	Smelter/Refiner	Mine Countries of Origin
Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Philippines, Portugal, Republic of Korea, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe